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LINCOLN                         Applicants signing in New York must use this form.       Lincoln Life & Annuity
ChoicePlus(SM)                     Lincoln ChoicePlus Momentum Income(SM) Option           Company of New York
                                           Variable Annuity Application              Home office Syracuse, New York
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          Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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[1] Contract Owner  Employer
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Full legal name                                                Social Security number/TIN

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Street address (If PO Box, physical street address required)   Telephone number

------------------------------------------------------------   Employer/Contract Owner is beneficiary of contract. Employer/Contract
City                            State             ZIP          Owner is beneficiary of Account Value Death Benefit.

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[2a] Annuitant
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Full legal name                                                Social Security number
                                                                                                     [ ] Male   [ ]  Female
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Street address                                                 Date of birth

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City                            State             ZIP

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[2b] Secondary Life  Complete only if joint payout is elected.
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Full legal name                                                Social Security number

                                                                                                     [ ] Male     [ ] Female
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Street address                                                 Date of birth                         [ ] Spouse   [ ] Non-spouse

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City                            State             ZIP

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[3] Suitability
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Objective: [ ] Income to Deferred Comp Plan Participant [ ] Other
                                                                  ----------

Does the annuity meet your financial objectives and anticipated needs? [ ] Yes [ ] No
[ ] I understand that the sales representative must inquire about my financial status for the purpose of determining the suitability of this sale; however, I do not wish to answer these questions.
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[4] Allocation (This section must be completed.)
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Initial minimums: $100,000

If no allocations are specified in Section 4, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

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a. Please allocate my contribution of: $                         (please provide
                                         -----------------------
an approximate amount.)

b. [ ] These funds are coming from an existing Lincoln National Policy (i.e. loan or partial surrender to purchase this contract.)
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INTO THE FUND(S) BELOW Use whole percentages
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            % Delaware VIP Capital Reserves Series
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            % Delaware VIP Diversified Income
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            % Delaware VIP Emerging Markets Series
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            % Delaware VIP High Yield Series
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            % Delaware VIP REIT Series
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            % Delaware VIP Small Cap Value Series
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            % Delaware VIP Trend Series
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            % Delaware VIP Value Series
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            % AllianceBernstein Global Technology Portfolio
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            % AllianceBernstein Growth and Income Portfolio
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            % AllianceBernstein Small/Mid Cap Value Portfolio
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            % American Century VP Inflation Protection
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            % American Funds Global Growth Fund
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            % American Funds Global Small Capitalization Fund
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            % American Funds Growth Fund
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            % American Funds Growth-Income Fund
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            % American Funds International Fund
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            % Fidelity VIP Contrafund Portfolio
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            % Fidelity VIP Growth Portfolio
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            % Fidelity VIP Mid Cap Portfolio
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            % Fidelity VIP Overseas Portfolio
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            % FTVIPT Franklin Small Cap Fund
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            % FTVIPT Templeton Global Income Securities Fund
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            % FTVIPT Templeton Growth Securities Fund
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            % Lincoln VIP Aggressive Growth Fund
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            % Lincoln VIP Aggressive Strategy Fund
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            % Lincoln VIP Balanced Strategy Fund
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            % Lincoln VIP Blue Chip Fund
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            % Lincoln VIP Bond Fund
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            % Lincoln VIP Capital Appreciation Fund
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            % Lincoln VIP Conservative Strategy Fund
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            % Lincoln VIP Equity-Income Fund
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            % Lincoln VIP Global Asset Allocation Fund
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            % Lincoln VIP Growth and Income Fund
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            % Lincoln VIP Growth Fund
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            % Lincoln VIP Growth Opportunities Fund
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            % Lincoln VIP International Fund
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            % Lincoln VIP Moderate Strategy Fund
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            % Lincoln VIP Money Market Fund
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            % Lincoln VIP Social Awareness Fund
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            % MFS Total Return Series
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            % MFS Utilities Series
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            % M Fund, Inc. Brandes International Equity Fund
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            % M Fund, Inc. Business Opportunity Value Fund
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            % M Fund, Inc. Frontier Capital Appreciation Fund
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            % M Fund, Inc. Turner Core Growth Fund
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            % Neuberger Berman AMT Mid-Cap Growth Portfolio
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            % Neuberger Berman AMT Regency Portfolio
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            % Scudder VIT Equity 500 Index
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            % Scudder VIT Small Cap Index
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            % Total (must = 100%)
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[5] Benefit Options
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A. Access Period

   Select one:
   [ ] 10 years   [ ] 20 years   [ ]        year Access Period (must have Home Office approval)
                                     ------

B. Income Options

   Payment frequency:        [ ] Monthly     [ ] Quarterly [ ] Semi-annually [ ] Annually
   Assumed interest rates:   [ ] 3%          [ ] 4%        [ ] 5%            [ ] 6%
   Payment method:           [ ] Standard/1/               [ ] LevelPay/2/
   Once selected, these items cannot be changed.

Default options: Payment frequency monthly
                 Assumed interest rate - 4%
                 Payment method - Standard

Guaranteed Income Benefit: Yes [ ]   No [ ] (If you choose yes, you must select
                                            a minimum of 15 years for the access
                                            period in part A of this section.)

The assumed interest rate for the Guaranteed Income Benefit is 3%

Note: Not all assumed interest rates are available in some states. Please see your representative for the rates available in your state.

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[6] Corporate/Contract Owner Account Information
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a.   Name of Corporation's Financial Institution:
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b.   Phone Number of Corporation's Financial Institution:
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c.   Corporation's Account Number:
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d.   Corporation's ABA/Transit Routing Number:
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/1/Standard = payments will fluctuate each month based on fund performance.
/2/LevelPay = payments are set annually and will fluctuate annually based on fund performance.

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[7] Replacement
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Does the applicant have any existing life policies or annuity contracts?                           [ ] Yes [ ] No
Will the proposed contract replace any portion of an existing annuity or life insurance product?   [ ] Yes [ ] No
Are the proceeds to fund this contract being funded by a cash value withdrawal or loan from an
existing annuity or life insurance policy?                                                         [ ] Yes [ ] No

(Attach a state replacement form if required by the state in which the application is signed.)

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Company name

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Plan name                                                        Year issued

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[8] Signatures
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From time to time, interest credited to amounts allocated to the six, 12, or
24-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Momentum Income(SM) Option and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

By signing below, you certify that you:

..    Understand that additional withdrawals or surrendering the contract may occur only during the access period and may have adverse tax consequences. Please consult your tax advisor.

..    Agree that all information provided on this form is accurate.

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Signed at (city)              State


------------------------------------------------------------   -----------------
Signature of Contract Owner                                    Date

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Signed at (city)              State

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                    FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES
DEALER. Please type or print.
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[9] Insurance in Force   Will the proposed contract replace any existing annuity
                         or life insurance contract?
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ELECT ONE: [ ] No [ ] Yes   If yes, please list the insurance in force on the
                            life of the proposed Contract Owner(s) and Annuitant(s):

(Attach a state replacement form if required by the state in which the application was signed.)

                                                                    $
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Company name                                    Year issued         Amount

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[10] Additional Remarks
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[11] Dealer Information   Note: Licensing appointment with Lincoln Life
                                & Annuity Company of New York is required for
                                this application to be processed. If more than
                                one representative, please indicate names and
                                percentages in Section 10.
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-----------------------------------------------   [ | | ] [ | | ]-[ | | | ]
Registered representative's name (print as        Registered representative's telephone number
it appears on NASD licensing)

-----------------------------------------------   [ | | ]-[ | ]-[ | | | ]
Client account number at dealer (if applicable)   Registered representative's SSN

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Dealer's name

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Branch address                    City            State             ZIP

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Branch number                        Registered representative number

[ ] CHECK IF BROKER CHANGE OF ADDRESS

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[12] Registered Representative's Signature
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The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


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Signature

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                 Send completed application -- with a check made payable to
                 Lincoln Life & Annuity Company of New York - to your investment dealer's home office or to:

                                                              Express Mail:
LINCOLN          Lincoln Life & Annuity Company of New York   Lincoln Life & Annuity Company of New York
ChoicePlus(SM)   Servicing Office - P.O. Box 7866             Attention: ChoicePlus Operations
                 Fort Wayne, IN 46801-7866                    1300 South Clinton Street
                                                              Fort Wayne, IN 46802

                 If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 800 826-6848 extension 4800.
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